                                                                   EXHIBIT T3E-2



LATHAM & WATKINS LLP
     Michael S. Lurey (State Bar #048235)
     Robert A. Klyman (State Bar #142723)
     Eric D. Brown (State Bar #211512)
633 West Fifth Street, Suite 4000
Los Angeles, California  90071-2007
Telephone:  (213) 485-1234
Facsimile:  (213) 891-8763

Counsel for
Debtors and Debtors-in-Possession

                         UNITED STATES BANKRUPTCY COURT

                         SOUTHERN DISTRICT OF CALIFORNIA

In re                                                           Case Nos.: 03-03470-A11 through
                                                                03-03535-A11
LEAP WIRELESS INTERNATIONAL, INC., and CRICKET
COMMUNICATIONS, INC., et al.,                                   (Jointly Administered)

                                                                Chapter 11
                  Debtors.

                                                                STIPULATION AND ORDER
                                                                APPROVING FORM OF BALLOT FOR
                                                                INFORMATAL VENDOR DEBT
                                                                HOLDERS TO ACCEPT OR REJECT
                                                                FIFTH AMENDED JOINT PLAN OF
                                                                REORGANIZATION FOR LEAP
Fed. Tax Id. Nos. 33-0811062 and 33-0879924                     WIRELESS INTERNATIONAL, INC.
                                                                AND CRICKET COMMUNICATIONS,
                                                                INC., ET AL.

                                                                [No Hearing Required]

                  This Stipulation Approving Form of Ballot for Informal Vendor Debt Holders to Accept or Reject Fifth Amended Joint Plan of Reorganization for Leap Wireless International, Inc. and Cricket Communications, Inc., et al. (the "Stipulation") is entered into as of this 11th day of August, 2003, by and among Leap Wireless International, Inc. ("Leap"), Cricket Communications, Inc. ("Cricket") and their debtor affiliates and subsidiaries (collectively, the "Debtors") and the Informal Vendor Debt Committee, with reference to the following:

(LATHAM & WATKINS LOGO)          STIPULATION AND ORDER APPROVING FORM OF BALLOT
  ATTORNEYS AT LAW               FOR INFORMAL VENDOR DEBT HOLDERS TO ACCEPT OR
    LOS ANGELES                           REJECT DEBTORS' PLAN OF REORGANIZATION

                             Signed by Judge Louise DeCarl Adler August 14, 2003

                                    RECITALS

                  A. On or about April 13, 2002 (the "Commencement Date"), the Debtors each commenced cases in the United States Bankruptcy Court for the Southern District of California (the "Bankruptcy Court") under chapter 11 of title 11 of the United States Code (the Bankruptcy Code"). By order dated April 14, 2003, these cases became jointly administered cases. The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to 11 U.S.C. Sections 1107(a) and 1108;

                  B. On or about July 30, 2003, the Debtors submitted to the Bankruptcy Court their Fifth Amended Joint Plan of Reorganization (the "Plan") and Disclosure Statement Accompanying Fifth Amended Joint Plan of Reorganization (the "Disclosure Statement");

                  C. The Confirmation Hearing for the Plan and Disclosure Statement is scheduled for September 29, 2003 through October 2, 2003 and October 7, 2003 through October 8, 2003;

                  D. On or about July 31, 2003, the Bankruptcy Court entered an Order Approving Disclosure Statement Accompanying Fifth Amended Joint Plan of Reorganization Dated as of July 30, 2003, Fixing Time for Filing Acceptances or Rejections of Plan, Establishing Procedure for Counting Votes, and Approving Form and Manner of Notice and Solicitation (the "Disclosure Statement Order"), pursuant to which the Court approved, inter alia, the forms of ballots and Master Ballots that the Debtors filed with the Court on July 8, 2003;

                  E. The holders that together compromise the Informatal Vendor Debt Committee have secured claims against the Debtors pursuant to (i) that certain Credit Agreement among Cricket Communications Holdings, Inc. ("CCH"), Cricket and Ericsson, as administrative agent, dated as of October 20, 2000 (the "Ericsson Facility"); (ii) that certain Credit Agreement among CCH, Cricket and Nortel, as administrative agent, dated as of August 28, 2000, as amended (the "Nortel Facility"); and (iii) that certain Credit Agreement among CCH, Cricket and Lucent, as administrative agent, dated as of September 20, 1999, as amended and restated (the "Lucent Facility" and together with the Ericsson Facility and the Nortel Facility, the

(LATHAM & WATKINS LOGO)          STIPULATION AND ORDER APPROVING FORM OF BALLOT
  ATTORNEYS AT LAW               FOR INFORMAL VENDOR DEBT HOLDERS TO ACCEPT OR
    LOS ANGELES                           REJECT DEBTORS' PLAN OF REORGANIZATION

                             Signed by Judge Louise DeCarl Adler August 14, 2003

"Vendor Debt Facilities");

                  F. There are approximately 150 holders of claims under the Vendor Debt Facilities (the "Vendor Debt Holders") and Lehman Commercial Paper, Inc. is the current Administrative Agent under the Vendor Debt Facilities;

                  G. Each Vendor Debt Holder is entitled to vote to approve or reject the Plan for each of the Debtors;

                  H. Under the Debtors' Plan, the Vendor Debt Holders are included in several classes of creditors;

                  I. The Debtors mailed separate ballots for each class to the Vendor Debt Holders on August 7, 2003.

                  J. Instead of providing the Vendor Debt Holders with numerous ballots for the various classes they fall into under the Plan which may confuse the Vendor Debt Holders and detrimentally affect the voting process, the Informal Vendor Debt Committee has requested, and the Debtors have agreed, to send one global ballot (the "New Ballot") to the Vendor Debt Holders. The New Ballot may be used in lieu of any Ballot previously sent to Vendor Debt Holders.

                                   STIPULATION

                  NOW THEREFORE, based upon the foregoing, the Parties hereby stipulate and agree as follows:

                  1. Each Vendor Debt Holder will be provided with one copy of the Disclosure Statement and one New Ballot (substantially in the form attached hereto as EXHIBIT A), that will permit each Holder to approve or reject the Plan for all of the Debtors as a whole and for every class of which the Vendor Debt Holders are members. All other provisions of the Disclosure Statement Order will apply with respect to the New Ballot and the solicitation relating thereto.

                  2. This Stipulation may be executed in number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

(LATHAM & WATKINS LOGO)          STIPULATION AND ORDER APPROVING FORM OF BALLOT
  ATTORNEYS AT LAW               FOR INFORMATAL VENDOR DEBT HOLDERS TO ACCEPT OR
    LOS ANGELES                           REJECT DEBTORS' PLAN OF REORGANIZATION

                             Signed by Judge Louise DeCarl Adler August 14, 2003

                  The undersigned hereby consent to the form and substance of the foregoing Stipulation.

Dated: August 11, 2003

                               Attorneys for Debtors and Debtors In Possession

                               LATHAM & WATKINS LLP

                                                      /s/
                               -------------------------------------------------
                               Robert A. Klyman
                               633 West Fifth Street, Suite 4000
                               Los Angeles, CA 90071-2007
                               Telephone: (213) 485-1234
                               Facsimile: (213) 891-8763

                               Attorneys for the Informal Vendor Debt Committee

                               ANDREWS & KURTH L.L.P.

                                  /s/ Paul Silverstein
                               -------------------------------------------------
                               Paul N. Silverstein
                               Richard Baumfield
                               450 Lexington Avenue, 15th Floor
                               New York, New York 10017
                               Telephone:  (212) 850-2800
                               Facsimile:  (212) 850-2929
                                         -and-

                               PYLE SIMS DUNCAN & STEVENSON
                               Gerald N. Sims, Esq.
                               401 "B" Street, Suite 1500
                               San Diego, CA 92101
                               Telephone:  619-699-5220
                               Facsimile:  619-687-5210

                                     * * * *

                                      ORDER

IT IS SO ORDERED.

Dated:  ____________, 2003            __________________________________________
                                          The Honorable Louise DeCarl Adler
                                           United States Bankruptcy Judge

(LATHAM & WATKINS LOGO)          STIPULATION AND ORDER APPROVING FORM OF BALLOT
  ATTORNEYS AT LAW               FOR INFORMATAL VENDOR DEBT HOLDERS TO ACCEPT OR
    LOS ANGELES                           REJECT DEBTORS' PLAN OF REORGANIZATION

                             Signed by Judge Louise DeCarl Adler August 14, 2003

                                   EXHIBIT "A"

(LATHAM & WATKINS  LOGO)         STIPULATION AND ORDER APPROVING FORM OF BALLOT
  ATTORNEYS AT LAW               FOR INFORMATAL VENDOR DEBT HOLDERS TO ACCEPT OR
    LOS ANGELES                           REJECT DEBTORS' PLAN OF REORGANIZATION

                             Signed by Judge Louise DeCarl Adler August 14, 2003

                                  YELLOW BALLOT

UNITED STATES BANKRUPTCY COURT                                 TO BE RETURNED TO
SOUTHERN DISTRICT OF CALIFORNIA                                  BALLOTING AGENT
                                                               AT ADDRESS ON THE
                                                               LAST PAGE OF THIS
                                                                          BALLOT

In re                                                           Case Nos.: 03-03470-A11 through
                                                                03-03535-A11
LEAP WIRELESS INTERNATIONAL, INC.,
and CRICKET COMMUNICATIONS, INC., et
al.,                                                            (Jointly Administered)

                                                                Chapter 11

                Debtors.

Fed. Tax Id. Nos. 33-0811062 and 33-0879924

          BALLOT FOR HOLDERS OF ALLOWED SECURED CLAIMS ARISING FROM OR RELATED TO CERTAIN CREDIT FACILITIES TO ACCEPT OR REJECT FIFTH AMENDED JOINT PLAN OF REORGANIZATION FOR LEAP WIRELESS INTERNATIONAL, INC., AND
          CRICKET COMMUNICATIONS, INC., ET AL DATED AS OF JULY 30, 2003

        (CLASS 1C: OLD VENDOR DEBT CLAIM AGAINST ABOVE-CAPTIONED DEBTORS)

Leap Wireless International, Inc., Cricket Communications, Inc. and certain of their affiliates and subsidiaries (the "Debtors") filed their joint plan of reorganization (the "Plan") and disclosure statement relating thereto (the "Disclosure Statement"). The United States Bankruptcy Court has approved the Disclosure Statement with regard to the Plan and has directed the solicitation of votes with regard to the approval or rejection of the Plan.

If you are a holder of an allowed secured claim arising from or related to either (a) that certain Credit Agreement among Cricket Communications Holdings, Inc., Cricket Communications, Inc. and Ericsson Credit AB, as administrative agent dated as of October 20, 2000, as amended (the "Ericsson Facility"); (b) that certain Credit Agreement among Cricket Communications Holdings, Inc., Cricket Communications, Inc. and Nortel Networks Inc., as administrative agent dated as of August 28, 2000, as amended (the "Nortel Facility"); or (c) that certain Credit Agreement among Cricket Communications Holdings, Inc., Cricket Communications, Inc. and Lucent Technologies Inc., as administrative agent dated as of September 20, 1999, as amended (the "Lucent Facility", and together with the Ericsson Facility and the Nortel Facility, the "Credit Facilities"), please use this Ballot to cast your vote to accept or reject the Plan. The Plan is annexed as an exhibit to the Disclosure Statement which accompanies this Ballot.

                                    IMPORTANT

VOTING DEADLINE: 4:00 P.M. PACIFIC STANDARD TIME ON SEPTEMBER 8, 2003. REVIEW THE DISCLOSURE STATEMENT AND PLAN.
BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE TRANSMISSION.

                            Signed by Judge Louise DeCarl Adler  August 14, 2003

                                   HOW TO VOTE

1.       COMPLETE ITEM 1, ITEM 2 AND ITEM 3 (if applicable).
2.       REVIEW THE CERTIFICATION CONTAINED IN ITEM 4.
3.       SIGN THE BALLOT.
4. MAIL THE BALLOT TO POORMAN-DOUGLAS CORPORATION AT THE ADDRESS ON THE LAST PAGE OF THIS BALLOT .

ITEM 1:  PRINCIPAL AMOUNT OF SECURED CLAIM VOTED:
         The undersigned certifies that as of July 25, 2003, the undersigned was the holder of an Allowed Secured Claim against ___________________________ (name(s) of Debtor), in the following aggregate unpaid principal amount: $_____________.

ITEM 2: VOTE. CHECK EITHER ACCEPT OR REJECT FOR EACH DEBTOR FOR WHICH YOUR ALLOWED SECURED CLAIM IS AGAINST OR CHECK ACCEPT OR REJECT FOR ALL DEBTORS. IF YOU DO NOT CHECK A BOX FOR THE PLAN, YOUR VOTE WILL NOT BE COUNTED WITH RESPECT TO THAT PLAN. The holder of the Allowed Secured Claim identified in Item 1 votes as follows:

                       THE DEBTORS' PLAN OF REORGANIZATION

ALL DEBTORS                                              ACCEPT []                  REJECT []

                                     - or -

(If you vote in favor of or against all Debtors in the row above, you do not need to vote for individual Debtors.)

LEAP WIRELESS INTERNATIONAL, INC.                        ACCEPT []                  REJECT []

CRICKET COMMUNICATIONS HOLDINGS, INC.                    ACCEPT []                  REJECT []

CRICKET COMMUNICATIONS, INC.                             ACCEPT []                  REJECT []

LICENSE HOLDING COMPANIES

CHASETEL LICENSEE CORPORATION                            ACCEPT []                  REJECT []

CRICKET LICENSEE (ALBANY), INC.                          ACCEPT []                  REJECT []

CRICKET LICENSEE (COLUMBUS), INC.                        ACCEPT []                  REJECT []

CRICKET LICENSEE (DENVER), INC.                          ACCEPT []                  REJECT []

CRICKET LICENSEE (LAKELAND), INC.                        ACCEPT []                  REJECT []

CRICKET LICENSEE (MACON), INC.                           ACCEPT []                  REJECT []

CRICKET LICENSEE (NORTH CAROLINA), INC.                  ACCEPT []                  REJECT []

CRICKET LICENSEE (PITTSBURGH), INC.                      ACCEPT []                  REJECT []

CRICKET LICENSEE (REAUCTION), INC.                       ACCEPT []                  REJECT []

CRICKET LICENSEE I, INC.                                 ACCEPT []                  REJECT []

                            Signed by Judge Louise DeCarl Adler  August 14, 2003

CRICKET LICENSEE II, INC.                                ACCEPT []                  REJECT []

CRICKET LICENSEE III, INC.                               ACCEPT []                  REJECT []

CRICKET LICENSEE IV, INC.                                ACCEPT []                  REJECT []

CRICKET LICENSEE V, INC.                                 ACCEPT []                  REJECT []

CRICKET LICENSEE VI, INC.                                ACCEPT []                  REJECT []

CRICKET LICENSEE VII, INC.                               ACCEPT []                  REJECT []

CRICKET LICENSEE VIII, INC.                              ACCEPT []                  REJECT []

CRICKET LICENSEE IX, INC.                                ACCEPT []                  REJECT []

CRICKET LICENSEE X, INC.                                 ACCEPT []                  REJECT []

CRICKET LICENSEE XI, INC.                                ACCEPT []                  REJECT []

CRICKET LICENSEE XII, INC.                               ACCEPT []                  REJECT []

CRICKET LICENSEE XIII, INC.                              ACCEPT []                  REJECT []

CRICKET LICENSEE XIV, INC.                               ACCEPT []                  REJECT []

CRICKET LICENSEE XV, INC.                                ACCEPT []                  REJECT []

CRICKET LICENSEE XVI, INC.                               ACCEPT []                  REJECT []

CRICKET LICENSEE XVII, INC.                              ACCEPT []                  REJECT []

CRICKET LICENSEE XVIII, INC.                             ACCEPT []                  REJECT []

CRICKET LICENSEE XIX, INC.                               ACCEPT []                  REJECT []

CRICKET LICENSEE XX, INC.                                ACCEPT []                  REJECT []

PROPERTY HOLDING COMPANIES

CRICKET ALABAMA PROPERTY COMPANY                         ACCEPT []                  REJECT []

CRICKET ARIZONA PROPERTY COMPANY                         ACCEPT []                  REJECT []

CRICKET ARKANSAS PROPERTY COMPANY                        ACCEPT []                  REJECT []

CRICKET CALIFORNIA PROPERTY COMPANY                      ACCEPT []                  REJECT []

CRICKET COLORADO PROPERTY COMPANY                        ACCEPT []                  REJECT []

CRICKET FLORIDA PROPERTY COMPANY                         ACCEPT []                  REJECT []

CRICKET GEORGIA PROPERTY COMPANY, INC.                   ACCEPT []                  REJECT []

                            Signed by Judge Louise DeCarl Adler  August 14, 2003

CRICKET IDAHO PROPERTY COMPANY                           ACCEPT []                  REJECT []

CRICKET ILLINOIS PROPERTY COMPANY                        ACCEPT []                  REJECT []

CRICKET INDIANA PROPERTY COMPANY                         ACCEPT []                  REJECT []

CRICKET KANSAS PROPERTY COMPANY                          ACCEPT []                  REJECT []

CRICKET KENTUCKY PROPERTY COMPANY                        ACCEPT []                  REJECT []

CRICKET MICHIGAN PROPERTY COMPANY                        ACCEPT []                  REJECT []

CRICKET MINNESOTA PROPERTY COMPANY                       ACCEPT []                  REJECT []

CRICKET MISSISSIPPI PROPERTY COMPANY                     ACCEPT []                  REJECT []

CRICKET NEBRASKA PROPERTY COMPANY                        ACCEPT []                  REJECT []

CRICKET NEVADA PROPERTY COMPANY                          ACCEPT []                  REJECT []

CRICKET NEW MEXICO PROPERTY COMPANY                      ACCEPT []                  REJECT []

CRICKET NEW YORK PROPERTY COMPANY, INC.                  ACCEPT []                  REJECT []

CRICKET NORTH CAROLINA PROPERTY COMPANY                  ACCEPT []                  REJECT []

CRICKET OHIO PROPERTY COMPANY                            ACCEPT []                  REJECT []

CRICKET OKLAHOMA PROPERTY COMPANY                        ACCEPT []                  REJECT []

CRICKET OREGON PROPERTY COMPANY                          ACCEPT []                  REJECT []

CRICKET PENNSYLVANIA PROPERTY COMPANY                    ACCEPT []                  REJECT []

CRICKET TEXAS PROPERTY COMPANY                           ACCEPT []                  REJECT []

CRICKET UTAH PROPERTY COMPANY                            ACCEPT []                  REJECT []

CRICKET WASHINGTON PROPERTY COMPANY                      ACCEPT []                  REJECT []

CRICKET WISCONSIN PROPERTY COMPANY                       ACCEPT []                  REJECT []

                            Signed by Judge Louise DeCarl Adler  August 14, 2003

ITEM 3: IDENTIFY ALL OTHER CLAIMS VOTED THROUGH OTHER BALLOTS. By returning this Ballot, the holder of the Allowed Secured Claim identified in Item 1 certifies that this Ballot is the only Ballot submitted for the Allowed Secured Claim held by such holder except as identified below:

                                        NAME OF REGISTERED HOLDER OR
ACCOUNT NUMBER FOR OTHER              NOMINEE OF OTHER ALLOWED SECURED          PRINCIPAL AMOUNT OF OTHER
 ALLOWED SECURED CLAIM                             CLAIM                       ALLOWED SECURED CLAIM VOTED
                                                                                     $
                                                                                     $

ITEM 4: AUTHORIZATION. By returning this Ballot, the holder of the Allowed Secured Claim identified in Item 1 certifies that it (a) has full power and authority to vote to accept or reject the Plan with respect to the Allowed Secured Claim listed in Item 1, (b) was the holder of the Allowed Secured Claim described in Item 1 on July 25, 2003, and (c) has received a copy of the Disclosure Statement (including the exhibits thereto) and understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Disclosure Statement.

                         Name:_________________________________________
                                        (Print or Type)

                         Social Security or Federal Tax I.D. No.: ______________
                                                                    (Optional)

                         Signature:_______________________________________

                         By:_____________________________________________
                                        (If Appropriate)

                         Title:____________________________________________
                                        (If Appropriate)

                         Street Address:_____________________________________

                         City, State, Zip Code:________________________________

                         Telephone Number:__________________________________
                                                (Including Area Code)

                         Date Completed:____________________________________

No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan. This Ballot shall not constitute or be deemed part of a proof of claim or equity interest or assertion of a claim or equity interest.

                            Signed by Judge Louise DeCarl Adler  August 14, 2003

TO BE COUNTED, BALLOTS MUST BE RECEIVED BY POORMAN-DOUGLAS CORPORATION NO LATER THAN 4:00 P.M., PACIFIC STANDARD TIME, ON SEPTEMBER 8, 2003, AT THE FOLLOWING
ADDRESS:

   IF BY U.S. MAIL:

       POORMAN-DOUGLAS CORPORATION
       P.O. BOX 4390
       PORTLAND, OREGON  97208-4390
       TEL: (800) 517-7475
       ATTN: LEAP WIRELESS INTERNATIONAL, INC., CRICKET COMMUNICATIONS INC. AND
             AFFILIATED ENTITIES CLAIMS AGENT

   IF BY OVERNIGHT OR HAND DELIVERY:

       POORMAN-DOUGLAS CORPORATION
       10300 SW ALLEN BOULEVARD
       BEAVERTON, OREGON  97005
       TEL: (800) 517-7475
       ATTN: LEAP WIRELESS INTERNATIONAL, INC., CRICKET COMMUNICATIONS INC. AND
             AFFILIATED ENTITIES CLAIMS AGENT

                            Signed by Judge Louise DeCarl Adler  August 14, 2003